UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 03084

Exact name of registrant as specified in charter:	Prudential Jennison Small Company Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	09/30/2019

Date of reporting period:	09/30/2019

Item 1 – Reports to Stockholders

PGIM JENNISON SMALL COMPANY FUND

ANNUAL REPORT

SEPTEMBER 30, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital growth

Highlights (unaudited)

•

Equity markets were highly volatile during the reporting period, and within the Index, there was significant disparity among sectors. Utilities and real estate generated very strong gains. Energy, health care, and materials declined by double digits.

•

The Fund’s energy holdings held up better than the Russell 2500 Index and were a source of relative gain to performance. Stock selection in consumer staples and communication services also contributed.

•	Key individual contributors to total return included CDW, Performance Food Group, Summit Materials, Saia, and CyberArk Software.

•	Among sectors, financials and real estate detracted from the Fund’s performance.

•	Notable individual detractors across different sectors included WPX Energy, East West Bancorp, Ferro, Vail Resorts, and Merit Medical Systems.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. Jennison Associates LLC, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Jennison Small Company Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Small Company Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates late in the period for the first time since the Great Recession more than a decade ago. After nine rate increases in recent years, the cut was a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many other regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiated an exit from the European Union.

Despite the growing US economy, volatility returned to the equity markets during the period. After corporate tax cuts and regulatory reforms helped boost US stocks early in the period, equities declined significantly at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year. For the period overall, large-cap US equities rose while small-cap US stocks fell. Stocks also declined in developed foreign and emerging markets.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from around 3% to 2%. Investment grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a high single-digit return. Globally, bonds in developed markets delivered solid returns, while emerging markets debt also posted positive results. A continuing trend during the period was the inversion of a portion of the US Treasury yield curve, as the yield on certain shorter maturities exceeded the yield on the 10-year bond.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Small Company Fund

November 15, 2019

PGIM Jennison Small Company Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–11.09	5.51	10.32	—
Class B	–9.95	5.75	10.11	—
Class C	–6.98	5.99	10.18	—
Class R	–6.07	6.50	10.72	—
Class Z	–5.58	7.00	11.24	—
Class R2	–5.65	N/A	N/A	1.47 (11/28/17)
Class R4	–5.71	N/A	N/A	1.79 (11/28/17)
Class R6	–5.44	7.19	N/A	9.92 (11/29/10)
Russell 2500 Index
	–4.04	8.57	12.22	—
S&P SmallCap 600 Index
	–9.34	9.89	13.02	—

	Average Annual Total Returns as of 9/30/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	–5.91	6.71	10.95	—
Class B	–6.69	5.82	10.11	—
Class C	–6.32	5.99	10.18	—
Class R	–6.07	6.50	10.72	—
Class Z	–5.58	7.00	11.24	—
Class R2	–5.65	N/A	N/A	1.47 (11/28/17)
Class R4	–5.71	N/A	N/A	1.79 (11/28/17)
Class R6	–5.44	7.19	N/A	9.92 (11/29/10)
Russell 2500 Index
	–4.04	8.57	12.22	—
S&P SmallCap 600 Index
	–9.34	9.89	13.02	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 2500 Index and the S&P SmallCap 600 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2009) and the account values at the end of the current fiscal year (September 30, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

PGIM Jennison Small Company Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr.1) 4.00% (Yr.2) 3.00% (Yr.3) 2.00% (Yr.4) 1.00% (Yr.5) 1.00% (Yr.6) 0.00% (Yr.7)	1.00% on sales made within 12 months of purchase.	None	None	None	None	None
Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None
Shareholder service fees	None	None	None	None	None	0.10%	0.10%	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

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Benchmark Definitions

Russell 2500 Index—The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 20% of the total market capitalization of the Russell 3000 Index. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares are 3.39% and 11.22% for Class R6 shares.

S&P SmallCap 600 Index—The S&P SmallCap 600 Index is an unmanaged, capital-weighted index of 600 smaller-company US common stocks that cover all industry sectors. The average annual total returns for the Index measured from the month-end closest to the inception date of the Fund’s Class R2 and R4 shares are 1.79% and 12.17% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

Presentation of Fund Holdings as of 9/30/19

Ten Largest Holdings	Line of Business	% of Net Assets
Pinnacle Financial Partners, Inc.	Banks	3.0%
CDW Corp.	Electronic Equipment, Instruments & Components	2.5%
East West Bancorp, Inc.	Banks	2.4%
Gaming & Leisure Properties, Inc., REIT	Equity Real Estate Investment Trusts (REITs)	2.3%
WPX Energy, Inc.	Oil, Gas & Consumable Fuels	2.2%
Summit Materials, Inc. (Class A Stock)	Construction Materials	2.1%
Saia, Inc.	Road & Rail	2.1%
BankUnited, Inc.	Banks	2.1%
Performance Food Group Co.	Food & Staples Retailing	2.1%
Howard Hughes Corp. (The)	Real Estate Management & Development	2.1%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments.

PGIM Jennison Small Company Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison Small Company Fund’s Class Z shares returned -5.58% in the 12-month reporting period that ended September 30, 2019, underperforming the -4.04% return of the Russell 2500 Index (the Index).

What was the market environment?

•

Equity markets were highly volatile during the reporting period. Initially, global economic growth was accelerating; US employment was strengthening; and lower US corporate tax rates were helping to boost wages and capital spending. Given the constructive macroeconomic landscape, investors overlooked uncertainty created by White House trade and other policy initiatives.

•

An abrupt sell-off in late 2018 reflected mounting investor concerns about the rising risk of a major trade war with China, the pace of US economic growth, decelerating expansion in non-US economies, US interest rate increases and their effect on US growth, the state of US alliances with other major trading partners, and discord and uncertainty about domestic policy.

•

US equity markets subsequently rebounded early in 2019 as the Federal Reserve (the Fed) signaled a pause in federal funds rate hikes, corporate earnings reports generally indicated continued strength, and sentiment grew that trade friction would be resolved.

•	Markets fell again as the period ended on a re-escalation of trade tension.

•	Within the Index, there was significant disparity among sectors. Utilities and real estate generated very strong gains. Energy, health care, and materials declined by double digits.

What worked?

On a sector level, the Fund’s energy holdings held up better than the Index and were a source of relative gain. Stock selection in consumer staples and communication services also contributed to performance; however, key contributors to total return were found in several different sectors and included:

•

CDW Corp. is a provider of integrated information technology products and services to business, government, education, and health care customers. The company has enjoyed broad-based growth, demonstrating the strength of its diversified portfolio. Given the firm’s increasing market share and growth across software, services, and hardware, Jennison continues to have conviction in the holding.

•

Performance Food Group Co. markets and distributes food and food-related products in the US through its subsidiaries. In July 2019, the company announced plans to acquire Reinhart Foodservice—the second-largest privately held food service distributor in the US—for $1.7 billion. Jennison views the transaction favorably, as it provides added local

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density and overall scale that is critical to long-term value creation in the consolidating food service industry. Reinhart is a solid asset with a high-margin profile, similar go-to-market philosophy, and diverse customer base. The acquisition is also compelling from a cost and revenue perspective.

•

Summit Materials, Inc.—which supplies aggregates, cement, and other construction materials—reported financial results during the period that were broadly positive with better pricing, cost controls, and volume growth. Jennison expects pricing trends to continue improving, driving margin expansion, and also finds Summit attractively valued, believing it is well leveraged to an uptick in infrastructure spending.

•

Saia, Inc. is a less-than-truckload transportation company in the US. Its share price rose during the period after reporting solid earnings despite declining volumes, which reflects continued strong pricing power and operating leverage. After opening three new terminals in the first half of 2019, the company expects to open six more by the end of the year. Jennison views Saia’s network expansion as a key driver of future growth.

•

CyberArk Software Ltd. develops, markets, and sells software-based security solutions that protect organizations from cyberattacks. The company reported very strong financial results across all measures during the period. Past investments in globalizing the salesforce and simplifying pricing have paid off. Jennison has confidence in the firm’s management and expects continued success as the company’s Privilege Access Management solution gains popularity in the cybersecurity market.

What didn’t work?

Among sectors, financials and real estate detracted from the Fund’s performance. Notable individual detractors across different sectors included:

•

WPX Energy, Inc. is an independent US oil and gas producer. A combination of price volatility and a decline in natural gas and West Texas Intermediate oil prices hampered the stock during the period. However, Jennison believes the company offers one of the best growth rates among crude oil producers and exhibits top-tier margin expansion, meaningfully declining financial leverage, and incremental visibility toward 2020 production growth.

•

East West Bancorp, Inc. provides a range of personal and commercial banking services to small- and medium-sized businesses, business executives, professionals, and other individuals in the US and Greater China. Earnings results were mixed during the period, and shares were also negatively affected by concerns that future tariffs and trade tensions between the US and China might weigh on future growth rates. However, Jennison believes the company is a very well-positioned bank, poised to capitalize on a specialized demographic.

PGIM Jennison Small Company Fund	11

Strategy and Performance Overview (continued)

•

Ferro Corp.—a producer of coatings, pigments, ceramics, plastics, and chemicals—reported disappointing financial results during the period due to weak demand in the high-end tile coatings market. Jennison likes the company leadership team’s focus on growth and believes it is performing well from both an operational standpoint and business development perspective. Jennison thinks the company will continue to increase shareholder value through cash generation, savvy acquisitions, and capital returns.

•

Vail Resorts, Inc. is a luxury mountain resort company. Its shares fell during the period when the company announced it expected 2019 earnings before interest, tax, depreciation, and amortization to be lower than prior guidance. Vail attributed the low returns, in part, to lower-than-expected guest visits before the holiday season began. During the holidays, results from all locations met management expectations, with the exception of company resorts in Whistler, British Columbia, and Lake Tahoe, Calif., which were hurt by weather variability and lower-than-anticipated guest visits.

•

Merit Medical Systems, Inc. manufactures and markets disposable medical devices for interventional, diagnostic, and therapeutic procedures in cardiology, radiology, oncology, critical care, and endoscopy. Despite generally in-line revenues, gross margins led to an earnings shortfall and significant reduction in the company’s earnings guidance. However, Jennison believes these gross margin issues are more temporal than structural as they are related to recent merger-and-acquisition integration difficulty. Importantly, Merit’s organic growth outlook appears intact, in Jennison’s view, with continued support from new products, recent group purchasing organization wins, and growth outside the US.

Current outlook

•

Trade disagreements between the US and China continue to grab market attention and create volatility. The trade war has already hurt several industries, as tariffs have driven up the cost of goods. The lack of clarity or a new agreement with China has also negatively impacted business confidence. Jennison is increasingly learning that more companies are pausing or delaying future capital and investment decisions because of this uncertainty.

•

The consumer, however, has held up remarkably well thanks to the continued low US unemployment rate. The US political landscape remains unsettled and, in Jennison’s view, is apt to weigh on business and consumer confidence and spending as the impeachment inquiry into President Trump continues and the 2020 election cycle ramps up.

•

Helping to offset these headwinds is an accommodative Fed, which reduced interest rates twice during the period and is expected to reduce them again by the end of 2019. It is uncertain whether these cuts can stimulate spending given the overall uncertain environment, in Jennison’s view.

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•

Jennison is monitoring the shift to more cyclical companies as it believes fundamentals have yet to support upward earnings revisions, but it does believe a shift to more reasonably valued companies could persist.

•

As economic and market uncertainty rise, Jennison will continue to identify companies with strong fundamentals that it believes can outgrow market averages. This should favor a disciplined, bottom-up investment approach that focuses on identifying these above-average growers with reasonable valuations.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the reporting period.

Top Contributors (%)		Top Detractors (%)
CDW	0.84	WPX Energy	–1.45
Performance Food Group	0.64	East West Bancorp	–0.72
Summit Materials	0.50	Ferro	–0.56
Saia	0.47	Vail Resorts	–0.52
CyberArk Software	0.56	Merit Medical Systems	–0.49

PGIM Jennison Small Company Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 through the six-month period ended September 30, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the

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impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Small Company Fund		Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,009.60	1.16%	$5.84
	Hypothetical	$1,000.00	$1,019.25	1.16%	$5.87
Class B	Actual	$1,000.00	$1,004.30	2.04%	$10.25
	Hypothetical	$1,000.00	$1,014.84	2.04%	$10.30
Class C	Actual	$1,000.00	$1,006.20	1.87%	$9.40
	Hypothetical	$1,000.00	$1,015.69	1.87%	$9.45
Class R	Actual	$1,000.00	$1,008.40	1.33%	$6.70
	Hypothetical	$1,000.00	$1,018.40	1.33%	$6.73
Class Z	Actual	$1,000.00	$1,011.00	0.80%	$4.03
	Hypothetical	$1,000.00	$1,021.06	0.80%	$4.05
Class R2	Actual	$1,000.00	$1,009.00	1.18%	$5.94
	Hypothetical	$1,000.00	$1,019.15	1.18%	$5.97
Class R4	Actual	$1,000.00	$1,010.30	0.93%	$4.69
	Hypothetical	$1,000.00	$1,020.41	0.93%	$4.71
Class R6	Actual	$1,000.00	$1,011.60	0.69%	$3.48
	Hypothetical	$1,000.00	$1,021.61	0.69%	$3.50

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2019, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Small Company Fund	15

Schedule of Investments

as of September 30, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 96.4%

COMMON STOCKS

Aerospace & Defense 1.6%
Hexcel Corp.	440,538	$36,181,386

Banks 10.9%
Ameris Bancorp	344,528	13,863,807
Atlantic Union Bankshares Corp.(a)	291,884	10,871,220
BankUnited, Inc.	1,413,756	47,530,477
Byline Bancorp, Inc.*	852,989	15,251,443
East West Bancorp, Inc.	1,212,960	53,721,998
Pinnacle Financial Partners, Inc.	1,177,142	66,802,808
Seacoast Banking Corp. of Florida*	830,860	21,029,067
Wintrust Financial Corp.	253,221	16,365,673

		245,436,493

Biotechnology 3.0%
Amicus Therapeutics, Inc.*	1,118,897	8,973,554
Emergent BioSolutions, Inc.*	218,929	11,445,608
Exact Sciences Corp.*	106,088	9,587,173
Mirati Therapeutics, Inc.*(a)	130,466	10,164,606
Natera, Inc.*	417,359	13,689,375
Sage Therapeutics, Inc.*(a)	99,485	13,956,751

		67,817,067

Building Products 0.7%
Armstrong World Industries, Inc.	52,174	5,045,226
JELD-WEN Holding, Inc.*	599,160	11,557,796

		16,603,022

Capital Markets 2.9%
Assetmark Financial Holdings, Inc.*	108,510	2,826,686
Brightsphere Investment Group, Inc.	1,728,735	17,131,764
Focus Financial Partners, Inc. (Class A Stock)*	287,909	6,852,234
Lazard Ltd. (Class A Stock)	726,078	25,412,730
Moelis & Co. (Class A Stock)	386,497	12,696,426

		64,919,840

Chemicals 2.1%
Ferro Corp.*	1,106,965	13,128,605

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	17

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Chemicals (cont’d.)
Olin Corp.	653,810	$12,239,323
PolyOne Corp.	670,514	21,892,282

		47,260,210

Commercial Services & Supplies 1.9%
Mobile Mini, Inc.	1,182,662	43,592,921

Construction & Engineering 1.8%
Construction Partners, Inc. (Class A Stock)*	325,917	5,077,787
Great Lakes Dredge & Dock Corp.*	1,916,312	20,025,461
Quanta Services, Inc.	427,859	16,173,070

		41,276,318

Construction Materials 2.1%
Summit Materials, Inc. (Class A Stock)*(a)	2,155,875	47,860,425

Electric Utilities 0.6%
Alliant Energy Corp.	131,853	7,110,832
Evergy, Inc.	77,941	5,187,753

		12,298,585

Electronic Equipment, Instruments & Components 2.7%
CDW Corp.	446,353	55,008,544
nLight, Inc.*	277,870	4,351,444

		59,359,988

Energy Equipment & Services 0.6%
Cactus, Inc. (Class A Stock)*	494,134	14,300,238

Entertainment 0.4%
IMAX Corp.*(a)	363,377	7,976,125

Equity Real Estate Investment Trusts (REITs) 8.6%
American Campus Communities, Inc.	594,111	28,564,857
Colony Capital, Inc.	1,754,051	10,559,387
Columbia Property Trust, Inc.	612,793	12,960,572
Cousins Properties, Inc.	231,350	8,696,446
Douglas Emmett, Inc.	225,760	9,669,301
Gaming & Leisure Properties, Inc.	1,373,145	52,509,065
Hersha Hospitality Trust	989,514	14,723,968
Pebblebrook Hotel Trust	877,751	24,419,033

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
QTS Realty Trust, Inc. (Class A Stock)	129,665	$6,666,078
Retail Opportunity Investments Corp.	757,347	13,806,436
Summit Hotel Properties, Inc.	866,582	10,052,351

		192,627,494

Food & Staples Retailing 2.1%
Performance Food Group Co.*	1,029,845	47,383,168

Food Products 1.8%
Adecoagro SA (Brazil)*	2,170,374	12,653,280
Darling Ingredients, Inc.*	1,413,543	27,041,078

		39,694,358

Health Care Equipment & Supplies 3.8%
Avedro, Inc.*	169,519	3,848,081
Hill-Rom Holdings, Inc.	269,130	28,320,550
Integra LifeSciences Holdings Corp.*	330,860	19,874,760
Merit Medical Systems, Inc.*(a)	512,552	15,612,334
Silk Road Medical, Inc.*(a)	260,300	8,467,559
SmileDirectClub, Inc.*	619,629	8,600,451

		84,723,735

Health Care Providers & Services 1.7%
Acadia Healthcare Co., Inc.*(a)	286,696	8,910,512
Guardant Health, Inc.*	148,895	9,503,968
Premier, Inc. (Class A Stock)*(a)	332,704	9,621,800
WellCare Health Plans, Inc.*	34,297	8,888,753

		36,925,033

Health Care Technology 0.9%
Change Healthcare, Inc.*(a)	422,270	5,101,022
Livongo Health, Inc.*(a)	71,062	1,239,321
Phreesia, Inc.*	96,989	2,351,013
Teladoc Health, Inc.*(a)	163,359	11,062,672

		19,754,028

Hotels, Restaurants & Leisure 2.9%
Penn National Gaming, Inc.*(a)	672,784	12,530,602

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	19

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Planet Fitness, Inc. (Class A Stock)*	486,654	$28,162,667
Vail Resorts, Inc.	110,654	25,180,424

		65,873,693

Independent Power & Renewable Electricity Producers 1.4%
NextEra Energy Partners LP	573,367	30,296,712

Insurance 1.5%
Axis Capital Holdings Ltd.	143,513	9,575,187
Brighthouse Financial, Inc.*	471,482	19,080,877
ProSight Global, Inc.*(a)	302,208	5,850,747

		34,506,811

Internet & Direct Marketing Retail 1.0%
Etsy, Inc.*	407,765	23,038,723

IT Services 0.9%
InterXion Holding NV (Netherlands)*	258,974	21,096,022

Leisure Products 0.2%
Peloton Interactive, Inc. (Class A Stock)*	183,866	4,615,037

Life Sciences Tools & Services 1.1%
Avantor, Inc.*	742,829	10,919,586
PRA Health Sciences, Inc.*	127,726	12,674,251

		23,593,837

Machinery 4.1%
CIRCOR International, Inc.*	21,677	813,972
Gardner Denver Holdings, Inc.*	840,217	23,769,739
Harsco Corp.*	495,520	9,395,059
NN, Inc.	820,218	5,848,154
Rexnord Corp.*	1,428,613	38,643,982
Terex Corp.	20,326	527,866
Woodward, Inc.	121,905	13,145,016

		92,143,788

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Media 1.2%
AMC Networks, Inc. (Class A Stock)*(a)	315,549	$15,512,389
Cardlytics, Inc.*(a)	332,052	11,130,383

		26,642,772

Metals & Mining 1.4%
Agnico Eagle Mines Ltd. (Canada)	306,317	16,421,654
Royal Gold, Inc.	113,005	13,923,346

		30,345,000

Mortgage Real Estate Investment Trusts (REITs) 2.4%
MFA Financial, Inc.	5,436,850	40,015,216
Starwood Property Trust, Inc.	585,458	14,179,793

		54,195,009

Multi-Utilities 1.1%
NiSource, Inc.	838,332	25,082,893

Oil, Gas & Consumable Fuels 3.0%
Tallgrass Energy LP (Class A Stock)	966,678	19,468,895
WPX Energy, Inc.*	4,610,296	48,823,035

		68,291,930

Pharmaceuticals 2.4%
Catalent, Inc.*	239,710	11,424,579
GW Pharmaceuticals PLC (United Kingdom), ADR*(a)	86,872	9,992,886
Horizon Therapeutics PLC*	1,179,815	32,126,362

		53,543,827

Professional Services 0.7%
Korn Ferry	420,820	16,260,485

Real Estate Management & Development 2.1%
Howard Hughes Corp. (The)*(a)	360,466	46,716,394

Road & Rail 2.1%
Saia, Inc.*(a)	509,902	47,777,817

Semiconductors & Semiconductor Equipment 3.9%
Brooks Automation, Inc.	370,725	13,727,947
Marvell Technology Group Ltd.	1,240,802	30,982,826

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	21

Schedule of Investments (continued)

as of September 30, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Monolithic Power Systems, Inc.	134,137	$20,875,741
Tower Semiconductor Ltd. (Israel)*	189,360	3,643,286
Universal Display Corp.	105,996	17,796,729

		87,026,529

Software 5.2%
CyberArk Software Ltd.*	276,648	27,615,003
ForeScout Technologies, Inc.*	124,696	4,728,472
HubSpot, Inc.*(a)	290,352	44,020,267
New Relic, Inc.*	135,615	8,333,542
Pagerduty, Inc.*(a)	138,956	3,925,507
Paycom Software, Inc.*	66,545	13,940,512
Trade Desk, Inc. (The) (Class A Stock)*(a)	78,135	14,654,219

		117,217,522

Specialty Retail 4.6%
Burlington Stores, Inc.*	101,590	20,299,714
Five Below, Inc.*	283,093	35,698,027
Party City Holdco, Inc.*(a)	1,204,425	6,877,267
Tractor Supply Co.	145,590	13,167,159
Ulta Beauty, Inc.*	112,472	28,191,107

		104,233,274

Textiles, Apparel & Luxury Goods 1.7%
Steven Madden Ltd.	1,034,695	37,031,734

Trading Companies & Distributors 0.7%
Beacon Roofing Supply, Inc.*(a)	451,457	15,137,353

Water Utilities 0.6%
Aqua America, Inc.	321,406	14,408,631

TOTAL LONG-TERM INVESTMENTS (cost $1,809,825,888)		2,165,066,227

SHORT-TERM INVESTMENTS 13.1%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	95,247,178	95,247,178

See Notes to Financial Statements.

22

Description	Shares	Value
AFFILIATED MUTUAL FUNDS (Continued)
PGIM Institutional Money Market Fund (cost $197,829,888; includes $197,436,033 of cash collateral for securities on loan)(b)(w)	197,840,122	$197,859,906

TOTAL SHORT-TERM INVESTMENTS (cost $293,077,066)		293,107,084

TOTAL INVESTMENTS 109.5% (cost $2,102,902,954)		2,458,173,311
Liabilities in excess of other assets (9.5)%		(212,483,725)

NET ASSETS 100.0%		$2,245,689,586

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $193,534,251; cash collateral of $197,436,033 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$36,181,386	$—	$—
Banks	245,436,493	—	—
Biotechnology	67,817,067	—	—
Building Products	16,603,022	—	—
Capital Markets	64,919,840	—	—
Chemicals	47,260,210	—	—

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	23

Schedule of Investments (continued)

as of September 30, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Common Stocks (continued)
Commercial Services & Supplies	$43,592,921	$—	$—
Construction & Engineering	41,276,318	—	—
Construction Materials	47,860,425	—	—
Electric Utilities	12,298,585	—	—
Electronic Equipment, Instruments & Components	59,359,988	—	—
Energy Equipment & Services	14,300,238	—	—
Entertainment	7,976,125	—	—
Equity Real Estate Investment Trusts (REITs)	192,627,494	—	—
Food & Staples Retailing	47,383,168	—	—
Food Products	39,694,358	—	—
Health Care Equipment & Supplies	84,723,735	—	—
Health Care Providers & Services	36,925,033	—	—
Health Care Technology	19,754,028	—	—
Hotels, Restaurants & Leisure	65,873,693	—	—
Independent Power & Renewable Electricity Producers	30,296,712	—	—
Insurance	34,506,811	—	—
Internet & Direct Marketing Retail	23,038,723	—	—
IT Services	21,096,022	—	—
Leisure Products	4,615,037	—	—
Life Sciences Tools & Services	23,593,837	—	—
Machinery	92,143,788	—	—
Media	26,642,772	—	—
Metals & Mining	30,345,000	—	—
Mortgage Real Estate Investment Trusts (REITs)	54,195,009	—	—
Multi-Utilities	25,082,893	—	—
Oil, Gas & Consumable Fuels	68,291,930	—	—
Pharmaceuticals	53,543,827	—	—
Professional Services	16,260,485	—	—
Real Estate Management & Development	46,716,394	—	—
Road & Rail	47,777,817	—	—
Semiconductors & Semiconductor Equipment	87,026,529	—	—
Software	117,217,522	—	—
Specialty Retail	104,233,274	—	—
Textiles, Apparel & Luxury Goods	37,031,734	—	—
Trading Companies & Distributors	15,137,353	—	—
Water Utilities	14,408,631	—	—
Affiliated Mutual Funds	293,107,084	—	—

Total	$2,458,173,311	$—	$—

See Notes to Financial Statements.

24

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2019 were as follows (unaudited):

Affiliated Mutual Funds (8.8% represents investments purchased with collateral from securities on loan)	13.1%
Banks	10.9
Equity Real Estate Investment Trusts (REITs)	8.6
Software	5.2
Specialty Retail	4.6
Machinery	4.1
Semiconductors & Semiconductor Equipment	3.9
Health Care Equipment & Supplies	3.8
Oil, Gas & Consumable Fuels	3.0
Biotechnology	3.0
Hotels, Restaurants & Leisure	2.9
Capital Markets	2.9
Electronic Equipment, Instruments & Components	2.7
Mortgage Real Estate Investment Trusts (REITs)	2.4
Pharmaceuticals	2.4
Construction Materials	2.1
Road & Rail	2.1
Food & Staples Retailing	2.1
Chemicals	2.1
Real Estate Management & Development	2.1
Commercial Services & Supplies	1.9
Construction & Engineering	1.8
Food Products	1.8
Textiles, Apparel & Luxury Goods	1.7
Health Care Providers & Services	1.7%
Aerospace & Defense	1.6
Insurance	1.5
Metals & Mining	1.4
Independent Power & Renewable Electricity Producers	1.4
Media	1.2
Multi-Utilities	1.1
Life Sciences Tools & Services	1.1
Internet & Direct Marketing Retail	1.0
IT Services	0.9
Health Care Technology	0.9
Building Products	0.7
Professional Services	0.7
Trading Companies & Distributors	0.7
Water Utilities	0.6
Energy Equipment & Services	0.6
Electric Utilities	0.6
Entertainment	0.4
Leisure Products	0.2

109.5
Liabilities in excess of other assets	(9.5)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions, where the legal right to set-off exists, is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$193,534,251	$(193,534,251)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	25

Statement of Assets and Liabilities

as of September 30, 2019

Assets
Investments at value, including securities on loan of $193,534,251:
Unaffiliated investments (cost $1,809,825,888)	$2,165,066,227
Affiliated investments (cost $293,077,066)	293,107,084
Receivable for investments sold	15,463,677
Dividends and interest receivable	2,741,016
Receivable for Fund shares sold	1,794,510
Tax reclaim receivable	27,190
Prepaid expenses and other assets	54,871

Total Assets	2,478,254,575

Liabilities
Payable to broker for collateral for securities on loan	197,436,033
Payable for Fund shares reacquired	28,177,241
Payable for investments purchased	4,438,198
Management fee payable	1,264,339
Accrued expenses and other liabilities	912,867
Distribution fee payable	221,797
Affiliated transfer agent fee payable	114,514

Total Liabilities	232,564,989

Net Assets	$2,245,689,586

Net assets were comprised of:
Common stock, at par	$1,031,592
Paid-in capital in excess of par	1,718,244,400
Total distributable earnings (loss)	526,413,594

Net assets, September 30, 2019	$2,245,689,586

See Notes to Financial Statements.

26

Class A
Net asset value and redemption price per share, ($520,350,673 ÷ 24,690,136 shares of common stock issued and outstanding)	$21.08
Maximum sales charge (5.50% of offering price)	1.23

Maximum offering price to public	$22.31

Class B
Net asset value, offering price and redemption price per share, ($2,663,918 ÷ 283,082 shares of common stock issued and outstanding)	$9.41

Class C
Net asset value, offering price and redemption price per share, ($34,527,424 ÷ 3,552,560 shares of common stock issued and outstanding)	$9.72

Class R
Net asset value, offering price and redemption price per share, ($138,754,479 ÷ 6,802,282 shares of common stock issued and outstanding)	$20.40

Class Z
Net asset value, offering price and redemption price per share, ($775,200,293 ÷ 33,630,146 shares of common stock issued and outstanding)	$23.05

Class R2
Net asset value, offering price and redemption price per share, ($8,925,346 ÷ 397,023 shares of common stock issued and outstanding)	$22.48

Class R4
Net asset value, offering price and redemption price per share, ($4,107,317 ÷ 182,123 shares of common stock issued and outstanding)	$22.55

Class R6
Net asset value, offering price and redemption price per share, ($761,160,136 ÷ 33,621,837 shares of common stock issued and outstanding)	$22.64

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	27

Statement of Operations

Year Ended September 30, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $18,789 foreign withholding tax)	$22,318,416
Affiliated dividend income	2,530,774
Income from securities lending, net (including affiliated income of $416,602)	778,490

Total income	25,627,680

Expenses
Management fee	19,747,575
Distribution fee(a)	3,422,834
Shareholder servicing fees(a)	12,269
Transfer agent’s fees and expenses (including affiliated expense of $680,622)(a)	2,847,073
Custodian and accounting fees	226,323
Registration fees(a)	171,426
Shareholders’ reports	162,047
Directors’ fees	67,019
Legal fees and expenses	41,304
Audit fee	25,101
Miscellaneous	89,907

Total expenses	26,812,878
Less: Fee waiver and/or expense reimbursement(a)	(70,008)
Distribution fee waiver(a)	(373,471)

Net expenses	26,369,399

Net investment income (loss)	(741,719)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on investment transactions (including affiliated of $(810))	240,401,774
Net change in unrealized appreciation (depreciation) on investments (including affiliated of $3,711)	(460,296,336)

Net gain (loss) on investment transactions	(219,894,562)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(220,636,281)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	1,731,561	36,212	512,311	1,120,412	—	22,338	—	—
Shareholder servicing fees	—	—	—	—	—	8,935	3,334	—
Transfer agent’s fees and expenses	1,025,877	24,039	69,911	217,025	1,474,890	16,441	5,668	13,222
Registration fees	23,045	18,937	19,592	17,635	29,917	17,537	17,537	27,226
Fee waiver and/or expense reimbursement	—	(30,230)	—	—	—	(21,276)	(18,502)	—
Distribution fee waiver	—	—	—	(373,471)	—	—	—	—

See Notes to Financial Statements.

28

Statements of Changes in Net Assets

	Year Ended September 30,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(741,719)	$4,051,873
Net realized gain (loss) on investment transactions	240,401,774	488,274,870
Net change in unrealized appreciation (depreciation) on investments	(460,296,336)	(33,822,587)

Net increase (decrease) in net assets resulting from operations	(220,636,281)	458,504,156

Dividends and Distributions
Distributions from distributable earnings*
Class A	(96,395,133)	—
Class B	(1,308,492)	—
Class C	(18,001,571)	—
Class R	(23,398,504)	—
Class Z	(197,006,208)	—
Class R2	(1,372,616)	—
Class R4	(176,793)	—
Class R6	(165,530,609)	—

	(503,189,926)	—

Dividends from net investment income*
Class A		(320,848)
Class Z		(4,635,147)
Class R2		(4)
Class R4		(6)
Class R6		(4,566,656)

	*	(9,522,661)

Distributions from net realized gains*
Class A		(61,542,695)
Class B		(929,704)
Class C		(10,908,328)
Class R		(14,327,915)
Class Z		(112,274,837)
Class R2		(734)
Class R4		(734)
Class R6		(76,613,531)

	*	(276,598,478)

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	29

Statements of Changes in Net Assets (continued)

	Year Ended September 30,

	2019		2018
Fund share transactions (Net of share conversions)
Net proceeds from shares sold		$537,172,780	$871,287,047
Net asset value of shares issued in reinvestment of dividends and distributions		466,474,128	265,392,264
Cost of shares reacquired		(1,811,760,548)	(1,300,570,003)

Net increase (decrease) in net assets from Fund share transactions		(808,113,640)	(163,890,692)

Total increase (decrease)		(1,531,939,847)	8,492,325

Net Assets:
Beginning of year		3,777,629,433	3,769,137,108

End of year(a)		$2,245,689,586	$3,777,629,433

(a) Includes undistributed/(distributions in excess of) net investment income of:	$	*	$10,360,615

*	For the year ended September 30, 2019, the disclosures have been revised to reflect revisions to Regulation S-X adopted by the SEC in 2018 (refer to Note 9).

See Notes to Financial Statements.

30

Notes to Financial Statements

Prudential Jennison Small Company Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, open-end management investment company. PGIM Jennison Small Company Fund (the “Fund”) is the sole series of the Company.

The investment objective of the Fund is to achieve capital growth.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Company’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

PGIM Jennison Small Company Fund	31

Notes to Financial Statements (continued)

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

32

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Master Netting Arrangements: The Company, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned

PGIM Jennison Small Company Fund	33

Notes to Financial Statements (continued)

securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal

34

income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. On January 18, 2019, the Internal Revenue Service issued final regulations that expressly permit RICs to pass through this “qualified business income” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Company, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

PGIM Jennison Small Company Fund	35

Notes to Financial Statements (continued)

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.70% of the Fund’s average daily net assets up to and including $1 billion, and 0.65% of such average daily net assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.67% for the year ended September 30, 2019.

The Manager has contractually agreed, through January 31, 2021, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 2.04% of average daily net assets for Class B shares, 1.18% of average daily net assets for Class R2 shares, or 0.93% of average daily net assets for Class R4 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Company, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z, Class R4 and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1%, 1%, 0.75% and 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R and Class R2 shares, respectively. PIMS has contractually agreed through January 31, 2021 to limit such fees to 0.50% of the average daily net assets of Class R shares.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to pay to Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or

36

third-party service providers, as compensation for services rendered to the shareholders of such Class R2 or Class R4 shares, a shareholder service fee at an annual rate of 0.10% of the average daily net assets attributable to Class R2 and Class R4 shares. The shareholder service fee is accrued daily and paid monthly.

For the year ended September 30, 2019, PIMS received $279,188 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended September 30, 2019, PIMS received $7, $1,915 and $3,764 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

PMFS serves as the Company’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Company’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended September 30, 2019, no 17a-7 transactions were entered into by the Fund.

PGIM Jennison Small Company Fund	37

Notes to Financial Statements (continued)

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended September 30, 2019, were $850,652,921 and $2,102,277,415, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended September 30, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$129,589,739	$909,861,048	$944,203,609	$—	$—	$95,247,178	95,247,178	$2,530,774
PGIM Institutional Money Market Fund*
301,826,445	1,284,073,812	1,388,043,252	3,711	(810)	197,859,906	197,840,122	416,602	**

$431,416,184	$2,193,934,860	$2,332,246,861	$3,711	$(810)	$293,107,084		$2,947,376

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended September 30, 2019, the tax character of dividends paid by the Fund were $106,022,056 of ordinary income and $397,167,870 of long-term capital gains. For the year ended September 30, 2018, the tax character of dividends paid by the Fund were $55,306,670 of ordinary income and $230,814,469 of long-term capital gains.

As of September 30, 2019, the accumulated undistributed earnings on a tax basis was $182,174,212 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$2,108,783,955	$506,115,016	$(156,725,660)	$349,389,356

38

The difference between book basis and tax basis was primarily due to deferred losses on wash sales and corporate spin-offs.

The Fund elected to treat late year losses of approximately $5,150,000 as having been incurred in the following fiscal year (September 30, 2020).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock.

There are 1.25 billion shares of common stock authorized, $0.01 par value per share, divided into nine classes, designated Class A, Class B, Class C, Class R, Class Z, Class R2, Class R4, Class T and Class R6 common stock, each of which consists of 200 million, 10 million, 50 million, 175 million, 365 million, 75 million, 75 million, 75 million and 225 million authorized shares, respectively. The Fund currently does not have any Class T shares outstanding.

As of September 30, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 457 Class R2 shares and 458 Class R4 shares of the Fund. At

PGIM Jennison Small Company Fund	39

Notes to Financial Statements (continued)

reporting period end, five shareholders of record, each holding greater than 5% of the Fund, held 42% of the Fund’s outstanding shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended September 30, 2019:
Shares sold	2,350,128	$49,088,316
Shares issued in reinvestment of dividends and distributions	4,764,081	90,184,050
Shares reacquired	(9,534,174)	(199,476,716)

Net increase (decrease) in shares outstanding before conversion	(2,419,965)	(60,204,350)
Shares issued upon conversion from other share class(es)	1,136,093	24,257,683
Shares reacquired upon conversion into other share class(es)	(847,389)	(17,216,852)

Net increase (decrease) in shares outstanding	(2,131,261)	$(53,163,519)

Year ended September 30, 2018:
Shares sold	3,015,499	$78,170,254
Shares issued in reinvestment of dividends and distributions	2,348,693	57,495,992
Shares reacquired	(7,884,378)	(204,310,141)

Net increase (decrease) in shares outstanding before conversion	(2,520,186)	(68,643,895)
Shares issued upon conversion from other share class(es)	174,356	4,640,174
Shares reacquired upon conversion into other share class(es)	(1,600,548)	(42,537,403)

Net increase (decrease) in shares outstanding	(3,946,378)	$(106,541,124)

Class B
Year ended September 30, 2019:
Shares sold	10,568	$104,861
Shares issued in reinvestment of dividends and distributions	149,598	1,271,579
Shares reacquired	(73,992)	(745,463)

Net increase (decrease) in shares outstanding before conversion	86,174	630,977
Shares reacquired upon conversion into other share class(es)	(170,920)	(1,550,801)

Net increase (decrease) in shares outstanding	(84,746)	$(919,824)

Year ended September 30, 2018:
Shares sold	19,810	$281,552
Shares issued in reinvestment of dividends and distributions	67,210	894,561
Shares reacquired	(72,878)	(1,039,473)

Net increase (decrease) in shares outstanding before conversion	14,142	136,640
Shares reacquired upon conversion into other share class(es)	(145,756)	(2,136,430)

Net increase (decrease) in shares outstanding	(131,614)	$(1,999,790)

40

Class C	Shares	Amount
Year ended September 30, 2019:
Shares sold	529,576	$5,189,412
Shares issued in reinvestment of dividends and distributions	1,940,018	16,975,160
Shares reacquired	(1,737,602)	(17,290,026)

Net increase (decrease) in shares outstanding before conversion	731,992	4,874,546
Shares reacquired upon conversion into other share class(es)	(2,334,500)	(23,243,761)

Net increase (decrease) in shares outstanding	(1,602,508)	$(18,369,215)

Year ended September 30, 2018:
Shares sold	526,998	$7,598,927
Shares issued in reinvestment of dividends and distributions	747,634	10,130,443
Shares reacquired	(1,328,777)	(19,235,650)

Net increase (decrease) in shares outstanding before conversion	(54,145)	(1,506,280)
Shares reacquired upon conversion into other share class(es)	(365,994)	(5,346,669)

Net increase (decrease) in shares outstanding	(420,139)	$(6,852,949)

Class R
Year ended September 30, 2019:
Shares sold	859,809	$15,936,607
Shares issued in reinvestment of dividends and distributions	1,248,191	22,891,818
Shares reacquired	(1,897,885)	(39,132,234)

Net increase (decrease) in shares outstanding before conversion	210,115	(303,809)
Shares reacquired upon conversion into other share class(es)	(292)	(6,011)

Net increase (decrease) in shares outstanding	209,823	$(309,820)

Year ended September 30, 2018:
Shares sold	509,497	$12,946,044
Shares issued in reinvestment of dividends and distributions	584,430	13,938,645
Shares reacquired	(1,655,068)	(41,899,909)

Net increase (decrease) in shares outstanding	(561,141)	$(15,015,220)

Class Z
Year ended September 30, 2019:
Shares sold	10,043,496	$229,206,036
Shares issued in reinvestment of dividends and distributions	8,911,570	183,934,799
Shares reacquired	(39,298,398)	(907,344,069)

Net increase (decrease) in shares outstanding before conversion	(20,343,332)	(494,203,234)
Shares issued upon conversion from other share class(es)	895,483	19,985,323
Shares reacquired upon conversion into other share class(es)	(115,755)	(2,734,105)

Net increase (decrease) in shares outstanding	(19,563,604)	$(476,952,016)

Year ended September 30, 2018:
Shares sold	13,206,883	$368,277,717
Shares issued in reinvestment of dividends and distributions	4,141,823	109,054,187
Shares reacquired	(26,935,976)	(749,427,078)

Net increase (decrease) in shares outstanding before conversion	(9,587,270)	(272,095,174)
Shares issued upon conversion from other share class(es)	1,661,997	47,497,587
Shares reacquired upon conversion into other share class(es)	(406,794)	(11,546,583)

Net increase (decrease) in shares outstanding	(8,332,067)	$(236,144,170)

PGIM Jennison Small Company Fund	41

Notes to Financial Statements (continued)

Class R2	Shares	Amount
Year ended September 30, 2019:
Shares sold	86,650	$2,033,577
Shares issued in reinvestment of dividends and distributions	68,086	1,372,617
Shares reacquired	(121,125)	(2,704,806)

Net increase (decrease) in shares outstanding	33,611	$701,388

Period ended September 30, 2018*:
Shares sold	369,863	$10,422,459
Shares issued in reinvestment of dividends and distributions	29	737
Shares reacquired	(6,480)	(183,127)

Net increase (decrease) in shares outstanding	363,412	$10,240,069

Class R4
Year ended September 30, 2019:
Shares sold	147,280	$2,956,806
Shares issued in reinvestment of dividends and distributions	8,752	176,793
Shares reacquired	(26,537)	(625,900)

Net increase (decrease) in shares outstanding	129,495	$2,507,699

Period ended September 30, 2018*:
Shares sold	57,348	$1,615,329
Shares issued in reinvestment of dividends and distributions	28	739
Shares reacquired	(4,748)	(135,647)

Net increase (decrease) in shares outstanding	52,628	$1,480,421

Class R6
Year ended September 30, 2019:
Shares sold	10,438,274	$232,657,165
Shares issued in reinvestment of dividends and distributions	7,390,978	149,667,312
Shares reacquired	(28,186,508)	(644,441,334)

Net increase (decrease) in shares outstanding before conversion	(10,357,256)	(262,116,857)
Shares issued upon conversion from other share class(es)	21,967	508,524

Net increase (decrease) in shares outstanding	(10,335,289)	$(261,608,333)

Year ended September 30, 2018:
Shares sold	14,326,578	$391,974,765
Shares issued in reinvestment of dividends and distributions	2,850,191	73,876,960
Shares reacquired	(10,249,032)	(284,338,978)

Net increase (decrease) in shares outstanding before conversion	6,927,737	181,512,747
Shares issued upon conversion from other share class(es)	338,835	9,443,720
Shares reacquired upon conversion into other share class(es)	(538)	(14,396)

Net increase (decrease) in shares outstanding	7,266,034	$190,942,071

*	Commencement of offering was November 28, 2017.

7. Borrowings

The Company, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group

42

of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 4, 2018 through October 3, 2019. The Funds pay an annualized commitment fee of 0.15% of the unused portion of the SCA. The Fund’s portion of the commitment fee for the unused amount, allocated based upon a method approved by the Board, is accrued daily and paid quarterly. Prior to October 4, 2018, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of 0.15% of the unused portion of the SCA. The interest on borrowings under both SCAs is paid monthly and at a per annum interest rate of 1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Subsequent to the reporting period end, the SCA has been renewed effective October 3, 2019 and will continue to provide a commitment of $900 million through October 1, 2020. The commitment fee paid by the Funds will continue to be 0.15% of the unused portion of the SCA. The interest on borrowings under the renewed SCA will be paid monthly and at a per annum interest rate of 1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2019. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $7,734,000, borrowed at a weighted average interest rate of 3.63%. The maximum loan outstanding amount during the period was $7,734,000. At September 30, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

PGIM Jennison Small Company Fund	43

Notes to Financial Statements (continued)

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may be less liquid and fluctuate in value more than the stocks of larger, more established companies.

44

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the Statements of Changes in Net Assets. The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets and certain tax adjustments that were reflected in the Notes to Financial Statements. The Manager has adopted the amendments and reflected them in the Fund’s financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Jennison Small Company Fund	45

Financial Highlights

Class A Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.83	$25.80	$22.65	$23.76	$28.09
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.04)	0.03	0.09	0.07
Net realized and unrealized gain (loss) on investment transactions	(1.94)	3.14	4.35	1.96	(0.19)
Total from investment operations	(2.00)	3.10	4.38	2.05	(0.12)
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.02)	(0.15)	(0.03)	(0.06)
Distributions from net realized gains	(3.70)	(2.05)	(1.08)	(3.13)	(4.15)
Total dividends and distributions	(3.75)	(2.07)	(1.23)	(3.16)	(4.21)
Net asset value, end of year	$21.08	$26.83	$25.80	$22.65	$23.76
Total Return(b):	(5.91)%	12.77%	20.09%	9.82%	(1.16)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$520,351	$719,750	$793,676	$791,197	$830,116
Average net assets (000)	$577,174	$777,206	$790,047	$796,776	$944,315
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.17%	1.13%	1.13%	1.14%	1.13%
Expenses before waivers and/or expense reimbursement	1.17%	1.13%	1.13%	1.14%	1.13%
Net investment income (loss)	(0.27)%	(0.15)%	0.14%	0.42%	0.27%
Portfolio turnover rate(e)	30%	43%	41%	37%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

46

Class B Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.47	$14.97	$13.67	$15.65	$19.95
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.15)	(0.08)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(1.24)	1.70	2.55	1.19	(0.07)
Total from investment operations	(1.36)	1.55	2.47	1.15	(0.15)
Less Dividends and Distributions:
Dividends from net investment income	-	-	(0.09)	-	-
Distributions from net realized gains	(3.70)	(2.05)	(1.08)	(3.13)	(4.15)
Total dividends and distributions	(3.70)	(2.05)	(1.17)	(3.13)	(4.15)
Net asset value, end of year	$9.41	$14.47	$14.97	$13.67	$15.65
Total Return(b):	(6.69)%	11.59%	19.23%	8.98%	(1.90)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$2,664	$5,322	$7,474	$9,143	$11,566
Average net assets (000)	$3,621	$6,521	$8,534	$10,434	$14,015
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.04%	2.04%	1.83%	1.84%	1.83%
Expenses before waivers and/or expense reimbursement	2.87%	2.24%	1.83%	1.84%	1.83%
Net investment income (loss)	(1.16)%	(1.07)%	(0.55)%	(0.30)%	(0.43)%
Portfolio turnover rate(e)	30%	43%	41%	37%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	47

Financial Highlights (continued)

Class C Shares
		Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.77	$15.19	$13.85	$15.82	$20.12
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.12)	(0.08)	(0.04)	(0.08)
Net realized and unrealized gain (loss) on investment transactions	(1.23)	1.75	2.59	1.20	(0.07)
Total from investment operations	(1.34)	1.63	2.51	1.16	(0.15)
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	-	(0.09)	-	-
Distributions from net realized gains	(3.70)	(2.05)	(1.08)	(3.13)	(4.15)
Total dividends and distributions	(3.71)	(2.05)	(1.17)	(3.13)	(4.15)
Net asset value, end of year	$9.72	$14.77	$15.19	$13.85	$15.82
Total Return(b):	(6.32)%	11.98%	19.27%	8.94%	(1.88)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$34,527	$76,121	$84,667	$108,219	$128,022
Average net assets (000)	$51,231	$80,999	$94,592	$114,415	$135,406
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.86%	1.81%	1.83%	1.84%	1.83%
Expenses before waivers and/or expense reimbursement	1.86%	1.81%	1.83%	1.84%	1.83%
Net investment income (loss)	(1.03)%	(0.82)%	(0.55)%	(0.30)%	(0.43)%
Portfolio turnover rate(e)	30%	43%	41%	37%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

48

Class R Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$26.10	$25.19	$22.14	$23.31	$27.63
Income (loss) from investment operations:
Net investment income (loss)	(0.09)	(0.09)	(0.01)	0.05	0.04
Net realized and unrealized gain (loss) on investment transactions	(1.90)	3.05	4.25	1.91	(0.20)
Total from investment operations	(1.99)	2.96	4.24	1.96	(0.16)
Less Dividends and Distributions:
Dividends from net investment income	(0.01)	-	(0.11)	-	(0.01)
Distributions from net realized gains	(3.70)	(2.05)	(1.08)	(3.13)	(4.15)
Total dividends and distributions	(3.71)	(2.05)	(1.19)	(3.13)	(4.16)
Net asset value, end of year	$20.40	$26.10	$25.19	$22.14	$23.31
Total Return(b):	(6.07)%	12.54%	19.88%	9.57%	(1.35)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$138,754	$172,033	$180,165	$166,550	$153,606
Average net assets (000)	$149,385	$178,093	$173,891	$159,631	$86,446
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.34%	1.33%	1.33%	1.34%	1.33%
Expenses before waivers and/or expense reimbursement	1.59%	1.58%	1.58%	1.59%	1.58%
Net investment income (loss)	(0.46)%	(0.34)%	(0.06)%	0.23%	0.14%
Portfolio turnover rate(e)	30%	43%	41%	37%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	49

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.94	$27.67	$24.21	$25.19	$29.56
Income (loss) from investment operations:
Net investment income (loss)	- (b)	0.05	0.11	0.17	0.16
Net realized and unrealized gain (loss) on investment transactions	(2.06)	3.36	4.64	2.09	(0.23)
Total from investment operations	(2.06)	3.41	4.75	2.26	(0.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.13)	(0.09)	(0.21)	(0.11)	(0.15)
Distributions from net realized gains	(3.70)	(2.05)	(1.08)	(3.13)	(4.15)
Total dividends and distributions	(3.83)	(2.14)	(1.29)	(3.24)	(4.30)
Net asset value, end of year	$23.05	$28.94	$27.67	$24.21	$25.19
Total Return(c):	(5.58)%	13.09%	20.38%	10.14%	(0.95)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$775,200	$1,539,410	$1,702,538	$1,484,823	$1,602,437
Average net assets (000)	$1,156,293	$1,581,249	$1,591,345	$1,498,820	$1,715,343
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.82%	0.81%	0.83%	0.84%	0.83%
Expenses before waivers and/or expense reimbursement	0.82%	0.81%	0.83%	0.84%	0.83%
Net investment income (loss)	0.02%	0.18%	0.44%	0.72%	0.57%
Portfolio turnover rate(f)	30%	43%	41%	37%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

50

Class R2 Shares
	Year Ended September 30, 2019	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.24	$28.00
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	0.04
Net realized and unrealized gain (loss) on investment transactions	(1.97)	2.26
Total from investment operations	(2.03)	2.30
Less Dividends and Distributions:
Dividends from net investment income	(0.03)	(0.01)
Distributions from net realized gains	(3.70)	(2.05)
Total dividends and distributions	(3.73)	(2.06)
Net asset value, end of period	$22.48	$28.24
Total Return(c):	(5.65)%	8.89%
Ratios/Supplemental Data:
Net assets, end of period (000)	$8,925	$10,262
Average net assets (000)	$8,935	$2,060
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.18%	1.18%	(e)
Expenses before waivers and/or expense reimbursement	1.42%	2.00%	(e)
Net investment income (loss)	(0.26)%	0.18%	(e)
Portfolio turnover rate(f)	30%	43%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	51

Financial Highlights (continued)

Class R4 Shares
	Year Ended September 30, 2019	November 28, 2017(a) through September 30, 2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$28.41	$28.00
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.07
Net realized and unrealized gain (loss) on investment transactions	(2.05)	2.41
Total from investment operations	(2.06)	2.48
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.02)
Distributions from net realized gains	(3.70)	(2.05)
Total dividends and distributions	(3.80)	(2.07)
Net asset value, end of period	$22.55	$28.41
Total Return(c):	(5.71)%	9.57%
Ratios/Supplemental Data:
Net assets, end of period (000)	$4,107	$1,495
Average net assets (000)	$3,334	$453
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.93%	0.93%	(e)
Expenses before waivers and/or expense reimbursement	1.49%	5.19%	(e)
Net investment income (loss)	(0.05)%	0.30%	(e)
Portfolio turnover rate(f)	30%	43%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

52

Class R6 Shares
	Year Ended September 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$28.51	$27.27	$23.87	$24.87	$29.22
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.09	0.14	0.20	0.20
Net realized and unrealized gain (loss) on investment transactions	(2.05)	3.33	4.58	2.08	(0.21)
Total from investment operations	(2.01)	3.42	4.72	2.28	(0.01)
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.13)	(0.24)	(0.15)	(0.19)
Distributions from net realized gains	(3.70)	(2.05)	(1.08)	(3.13)	(4.15)
Total dividends and distributions	(3.86)	(2.18)	(1.32)	(3.28)	(4.34)
Net asset value, end of year	$22.64	$28.51	$27.27	$23.87	$24.87
Total Return(b):	(5.44)%	13.33%	20.58%	10.36%	(0.73)%
Ratios/Supplemental Data:
Net assets, end of year (000)	$761,160	$1,253,235	$1,000,616	$748,480	$546,771
Average net assets (000)	$1,011,193	$1,169,480	$873,691	$667,511	$531,193
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.69%	0.68%	0.68%	0.69%	0.69%
Expenses before waivers and/or expense reimbursement	0.69%	0.68%	0.68%	0.69%	0.69%
Net investment income (loss)	0.18%	0.32%	0.58%	0.88%	0.71%
Portfolio turnover rate(e)	30%	43%	41%	37%	52%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective October 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Portfolio turnover rate is calculated in accordance with regulatory requirements and excludes portfolio securities transferred as a result of in-kind transactions. If such transactions were included, the portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Small Company Fund	53

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Jennison Small Company Fund and Board of Directors Prudential Jennison Small Company Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Jennison Small Company Fund, a series of Prudential Jennison Small Company Fund, Inc., (the Fund), including the schedule of investments, as of September 30, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended September 30, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended September 30, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

November 15, 2019

54

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2019, the Fund reported the maximum amount allowed per share, but not less than $2.98 for Class A, B, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison Small Company Fund	40.79%	39.26%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2019.

PGIM Jennison Small Company Fund	55

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Small Company Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014–2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Small Company Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Jennison Small Company Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Small Company Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison Small Company Fund is the sole series of Prudential Jennison Small Company Fund, Inc.
[2]

Grace C. Torres was an Interested Director of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Director of the Fund.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role serving as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM Jennison Small Company Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

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expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	3rd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was primarily attributable to the second half of 2018, because the Fund emphasized larger capitalization stocks with strong earnings growth, which had fallen out of favor in the market.

•

The Board also considered that, as of December 31, 2017, when the Fund’s investment style was more favored in the market, the Fund outperformed its benchmark index and ranked in the first quartile of its Peer Universe for the one-year period.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap which (exclusive of certain fees and expenses), caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause total annual fund operating expenses to exceed 2.04% for Class B shares, 1.18% for Class R2 shares, and 0.93% for Class R4 shares through January 31, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Small Company Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Small Company Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON SMALL COMPANY FUND

SHARE CLASS	A	B	C	R	Z	R2	R4	R6
NASDAQ	PGOAX	CHNDX	PSCCX	JSCRX	PSCZX	PSCHX	PSCJX	PJSQX
CUSIP	74441N101	74441N200	74441N309	74441N507	74441N408	74441N861	74441N853	74441N887

MF109 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended September 30, 2019 and September 30, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $26,519 and $24,852 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(c) Tax Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(d) All Other Fees

For the fiscal years ended September 30, 2019 and September 30, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal years ended September 30, 2019 and September 30, 2018:

none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2019 and September 30, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Small Company Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 15, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 15, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 15, 2019